EXHIBIT 10.2

EIGHTH AMENDMENT

THIS EIGHTH AMENDMENT (this “Amendment”) dated as of January 19, 2018 to the Credit Agreement referenced below is by and among SYNNEX CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of November 27, 2013 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein, the L/C Issuers identified therein and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendment to Credit Agreement. Section 8.19 of the Credit Agreement is amended to read as follows:

8.19    Limitations on WGI.

Permit WGI, notwithstanding any other provision of this Agreement or any other Loan Document, to own any material property or assets or engage in any material business other than (a) owning the Equity Interests of its Subsidiaries, (b) being a Loan Party, (c) performing administrative functions necessary for its maintenance of such ownership interests and its corporate existence, (d) pledging the Equity Interests of the WGI Entities to secure the WGI Facility, (e) providing management services to the WGI Entities and receipt of Management Fees, (f) Guaranteeing the Indebtedness of its Foreign Subsidiaries set forth on Schedule 8.03 (and any permitted replacements and refinancings thereof), (g) being party to other contracts entered into in the ordinary course of business (other than Guarantees of Indebtedness), (h) for a period of 180 days after the Sixth Amendment Effective Date (or such longer period as may be agreed by the Administrative Agent in its sole discretion), (i) Guaranteeing obligations of Subsidiaries entered into prior to the Sixth Amendment Effective Date and not otherwise permitted under clause (f) above and (ii) permitting the Permitted Lien described on Part 1(a) of Schedule 8.01 to exist and (i) activities ancillary or necessary to the foregoing.

3.    Conditions Precedent. This Amendment shall be and become effective as of date hereof upon receipt by the Administrative Agent of executed counterparts of this Amendment, properly executed by a Responsible Officer of each Loan Party and by the Required Lenders.

4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.    Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (b) no Default exists.

6.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first above written.

BORROWER:        SYNNEX CORPORATION, a Delaware corporation

By:    /s/ Simon Y. Leung
Name:    Simon Y. Leung
Title:    Senior Vice President, General Counsel and Corporate Secretary

GUARANTORS:    SYNNEX FINANCE HYBRID II, LLC, a California limited liability company
LASTING HOLDINGS CORPORATION, a California corporation
HYVE SOLUTIONS CORPORATION, a California corporation
HYVE SOLUTIONS US GLOBAL HOLDING CORP, a Delaware corporation
COMPUTERLAND CORPORATION, a California corporation
CONCENTRIX GLOBAL HOLDINGS, INC., a Delaware corporation
CONCENTRIX CORPORATION, a New York corporation
LICENSE ONLINE, INC., a California corporation
WG-US HOLDCO, INC., a Delaware corporation
WESTCON GROUP, INC., a Delaware corporation

By:    /s/ Simon Y. Leung
Name:    Simon Y. Leung
Title:    Senior Vice President, General Counsel and Corporate Secretary

[Signature Pages Continue]

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Brenda Schriner
Name: Brenda Schriner
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and the Swing Line Lender

By:    /s/ Jeannette Lu
Name: Jeannette Lu
Title: Director

THE BANK OF NOVA SCOTIA

By:    /s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

THE BANK OF TOKYO MITSUBISHI UFJ, LTD.

By:    /s/ Diane Antioco
Name: Matthew Antioco
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION

By:    /s/ Rumesha Ahmed
Name: Rumesha Ahmed
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:    /s/ Masanori Yoshimura
Name: Masanori Yoshimura
Title: Director

BMO HARRIS BANK N.A.

By:    /s/ Michael Kus
Name: Michael Kus
Title: Managing Director

[Signature Pages Continue]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Elizabeth Gaynor
Name: Elizabeth Gaynor
Title: Director

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Richard J. Amendy Jr.
Name: Richard J. Amendy Jr.
Title: Vice President

BANK OF THE WEST

By:    /s/ Scott Bruni
Name: Scott Bruni
Title: VP

COMPASS BANK

By:    /s/ Raj Nambiar
Name: Raj Nambiar
Title: Sr. Vice President

FIFTH THIRD BANK

By:    /s/ Suzanne Rode
Name: Suzanne Rode
Title: Managing Director

TD BANK, N.A.

By:    /s/ Matt Waszmer
Name: Matt Waszmer
Title: Senior Vice President

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:    /s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

[Signature Pages Continue]

KEYBANK NATIONAL ASSOCIATION

By:    /s/ James A. Gelle
Name: James A. Gelle
Title: Senior Vice President

BANK OF CHINA, LOS ANGELES BRANCH

By:    /s/ Harold Lim
Name: Harold Lim
Title: Vice President